QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called the "Fourth Amendment") dated as of the 28th day of May, 2004, by and among PACIFIC ENERGY GROUP LLC, a Delaware limited liability company ("Borrower"), PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership ("Pacific Energy Partners"), and FLEET NATIONAL BANK, as administrative agent (in such capacity, "Administrative Agent"), and the Lenders referred to below.

W I T N E S S E T H:

        WHEREAS, Borrower, Pacific Energy Partners, Administrative Agent, the Syndication Agent, Co-Documentation Agents, Arrangers party thereto and the lenders party thereto ("Lenders") have entered into that certain Credit Agreement dated as of July 19, 2002, as amended by a First Amendment to Credit Agreement dated July 18, 2003, a Second Amendment to Credit Agreement dated December 20, 2003 and a Third Amendment to Credit Agreement dated as of April 23, 2004 (as so amended, the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to extend credit to Borrower as therein provided;

        WHEREAS, Pacific Energy Partners intends to sell certain senior notes and use the net cash proceeds of such sale to repay in full the Term Loans and for other general corporate purposes permitted by the terms of the Original Agreement; and

        WHEREAS, Pacific Energy Partners has requested, and the Majority Lenders have agreed, to certain additional amendments to the Original Agreement to permit the sale of the senior notes;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans and other credit that may hereafter be extended by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.—DEFINITIONS AND REFERENCES

        Section 1.1.    Terms Defined in the Original Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Fourth Amendment.

ARTICLE II.—AMENDMENTS TO ORIGINAL AGREEMENT

        Section 2.1.    Definitions.

        (a)   The definition of "Guaranty Obligation" is amended to add the following at the end of the current proviso therein:

    "; provided further that the subordination by a Restricted Person of Indebtedness or other obligations owed by the primary obligor to such Restricted Person that are Investments permitted under clause (e) or (f) of the definition of Permitted Investments to Indebtedness or other obligations owed by such primary obligor to another Person shall not be considered a Guaranty Obligation."

        (b)   The definition of "Senior Indebtedness" is amended to revise clause (v) thereof to read as follows:

    "(v) Indebtedness described in Section 7.1(e), (f) or (g)."

        (c)   The definitions of "Finance Entity", "PEG Canada LP" and "PEG Canada GP" are added to Section 1.1 of the Original Agreement in appropriate alphabetical order to read as follows:

    "Finance Entity' means any Restricted Subsidiary of Pacific Energy Partners that (a) is not also a Subsidiary of Borrower and (b) is formed solely for the purpose of issuing Indebtedness specifically permitted by Section 7.1(f).

    "PEG Canada LP" means PEG Canada, L.P., a Delaware limited partnership.

    "PEG Canada GP" means PEG Canada GP LLC, a Delaware limited liability company."

        Section 2.2.    Indebtedness.    Clause (f) of Section 7.1 of the Original Agreement is hereby deleted and replaced with the following:

          "(f) Indebtedness evidenced by senior or subordinated notes issued by Pacific Energy Partners and/or Finance Entity and guaranties thereof by one or more of Borrower and the Subsidiary Guarantors (excluding any PUC Restricted Subsidiary that has not delivered a full Guaranty); provided that (i) such Indebtedness is unsecured, (ii) such notes are issued in a public offering under a registration statement, or are issued to accredited institutional investors pursuant to Rule 144A or Regulation S of the Securities Exchange Commission with an agreement to exchange such notes for substantially identical notes offered under such a registration statement (and the issuance of such registered notes upon such exchange shall not be considered a new incurrence of Indebtedness under this Section 7.1(f)), (iii) at the time of such issuance and after giving effect thereto on a pro forma basis, Pacific Energy Partners and Borrower shall comply with the requirements of Sections 7.10, 7.11, 7.12 and 7.15, (iv) no principal amount of such Indebtedness matures earlier than two (2) years after the Revolving Loan Maturity Date as such date exists as of the date of issuance of the notes, (v) at the time of such issuance and after giving effect thereto, no Default or Event of Default shall exist or would occur, (vi) Pacific Energy Partners and Borrower shall have complied with and caused each of the Subsidiary Guarantors to comply with Section 6.16(d), and (vii) Pacific Energy Partners and Borrower shall have delivered to the Administrative Agent a certificate in reasonable detail reflecting compliance with each of the foregoing requirements of this Section 7.1(f), including calculations with supporting detail regarding each of the requirements of Sections 7.10, 7.11, 7.12 and 7.15, together with such other evidence of compliance with the foregoing requirements of this Section 7.1(f) as the Administrative Agent may reasonably request; and"

        Section 2.3.    Hedging Contracts.    Section 7.3 of the Original Agreement is hereby amended to add the following clause (d) thereto:

          "(d) Hedging Contracts entered into by Pacific Energy Partners, Borrower or any Guarantor with the purpose and effect of hedging the risk of foreign currency fluctuations."

        Section 2.4.    Sale of Property.    The following proviso is added to the end of the last sentence of Section 7.5:

    "; provided that the subordination of indebtedness or other obligations that are Investments permitted under clause (e) or (f) of the definition of Permitted Investments shall not be considered a sale, pledge or other disposition of such Indebtedness or other obligations."

        Section 2.5.    Prohibited Contracts

        (a)   The introductory clause of the first sentence of Section 7.9 (which reads "Except as expressly provided for in the Loan Documents and as described in the Disclosure Schedule,") is hereby deleted in its entirety and the following inserted in lieu thereof:

    "Except (i) as expressly provided for in the Loan Documents, (ii) as described in the Disclosure Schedule or (iii) under agreements evidencing the Indebtedness permitted under Section 7.1(f),"

        (b)   The second sentence of Section 7.9 is hereby deleted in its entirety and the following inserted in lieu thereof:

    "Except under agreements evidencing Permitted Liens (but then only with respect to the property subject to such Permitted Lien), no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on its ability or the ability of any other Restricted Person to grant Liens to the Administrative Agent for the benefit of the Lenders."

        Section 2.6.    Limitation on Investments and New Businesses.

        (a)   Clause (a) of Section 7.7 is hereby deleted in its entirety and the following inserted in lieu thereof:

          "(a) except as provided below with respect to Finance Entity, engage directly or indirectly in any business or conduct any operations except in connection or incidental to its Present and Related Businesses,"

        (b)   The third sentence of Section 7.7 is hereby deleted in its entirety and the following two sentences inserted in lieu thereof:

          "Pacific Energy Partners will not engage in any material business other than the ownership of the Borrower, the ownership of PEG Canada LP and PEG Canada GP, the ownership of Finance Entity, and the ownership of Unrestricted Subsidiaries. Finance Entity may act as issuer or co-issuer of Indebtedness specifically permitted by Section 7.1(f) but otherwise will not engage in any business (other than as is incidental to such issuance) and will not own any assets."

        Section 2.7.    Transactions with Affiliates.    Clause (d) of Section 7.8 is hereby deleted in its entirety and the following inserted in lieu thereof:

          "(d) Investments in Unrestricted Subsidiaries and guaranties by Pacific Energy Partners, PEG Canada LP, or PEG Canada GP of liabilities of Unrestricted Subsidiaries, in each case subject to compliance with Sections 6.17 and 6.18, and"

        Section 2.8.    Subsidiaries; Unrestricted Subsidiaries.    The first sentence following clause (h) of Section 6.17 is deleted in its entirety and replaced with the following inserted in lieu thereof:

          "Pacific Energy Partners, PEG Canada LP and PEG Canada GP (but not other Restricted Persons) may provide unsecured guaranties (which guaranties may not be guarantied by any Restricted Person) of (i) trade obligations (but not Indebtedness) of their respective Unrestricted Subsidiaries from time to time and (ii) general and administrative expenses (but not Indebtedness) incurred in the ordinary course of business of their respective Unrestricted Subsidiaries (such as motor vehicle leases and employee credit card expenses) from time to time so long as the aggregate amount of such obligations and expenses (or the specified limit of the applicable guaranties, if less) outstanding on any day under preceding clauses (i) and (ii) does not exceed the amount of additional Indebtedness that is available to be incurred on such day under Section 7.1(g)."

        Section 2.9.    Limitation on Mergers, Issuances of Securities.    The third sentence of Section 7.4 is amended to add the following proviso to the end thereof:

          "; provided, however, that Finance Entity may be an issuer or co-issuer of Indebtedness specifically permitted by Section 7.1(f)."

        Section 2.10.    Section References.    All references in the Original Agreement to Section 7.10 shall be deemed to refer to Section 7.10 and to Section 7.15.

ARTICLE III.—CONDITIONS OF EFFECTIVENESS

        Section 3.1.    Effective Date.    This Fourth Amendment shall become effective, and is expressly conditioned, upon (a) the payment in full of all principal of and interest on the Term Loans, (b) Pacific Energy Partners and Borrower complying with each of the provisions of Sections 6.13, 6.16 and 6.17 (including, with respect to any Unrestricted Subsidiaries to be designated as Restricted Subsidiaries) to the extent specified by Administrative Agent and (c) the receipt by Administrative Agent, at Administrative Agent's office, of a counterpart of this Fourth Amendment executed and delivered by Borrower and Majority Lenders. Pacific Energy Partners, Borrower and Majority Lenders agree that the execution and delivery of this Fourth Amendment by Majority Lenders is made effective immediately upon the payment in full of all principal of and interest on the Term Loans.

ARTICLE IV.—REPRESENTATIONS AND WARRANTIES

        Section 4.1.    Representations and Warranties.    In order to induce Administrative Agent and Majority Lenders to enter into this Fourth Amendment, Pacific Energy Partners and Borrower represent and warrant to each Lender that:

        (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Original Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented, as of a subsequent date with the consent of Majority Lenders).

        (b)   Each of Pacific Energy Partners and Borrower is duly authorized to execute and deliver this Fourth Amendment, Borrower is and will continue to be duly authorized to borrow monies under the Credit Agreement, and each of Pacific Energy Partners and Borrower is and will continue to be duly authorized to perform its obligations under the Credit Agreement. Pacific Energy Partners and Borrower have duly taken all action necessary to authorize the execution and delivery of this Fourth Amendment and to authorize the performance of the obligations of Pacific Energy Partners and Borrower hereunder.

        (c)   The execution and delivery by each Related Person of this Fourth Amendment, the performance by each Related Person of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of any Related Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Related Person, or result in the creation of any lien, charge or encumbrance upon any assets or properties of any Related Person. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Related Person of this Fourth Amendment or the consummation by any Related Person of the transactions contemplated hereby.

        (d)   When duly executed and delivered, each of this Fourth Amendment, and the Credit Agreement will be a legal and binding obligation of Pacific Energy Partners and Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.—MISCELLANEOUS

        Section 5.1.    Ratification of Agreements.    The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders or Administrative Agent under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        Section 5.2.    Survival of Agreements.    All representations, warranties, covenants and agreements of Pacific Energy Partners and Borrower herein shall survive the execution and delivery of this Fourth Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Related Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and agreements and covenants of, Pacific Energy Partners and Borrower under this Fourth Amendment and under the Credit Agreement.

        Section 5.3.    Loan Documents.    This Fourth Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 5.4.    Governing Law.    This Fourth Amendment shall be governed by and construed in accordance with the laws applicable to the Credit Agreement.

        Section 5.5.    Counterparts.    This Fourth Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fourth Amendment.

        THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first written above.

BORROWER:	PACIFIC ENERGY GROUP LLC
	By:	/s/ GERRY TYWONIUK Gerry Tywoniuk, Senior Vice President, Chief Financial Officer and Treasurer
PACIFIC ENERGY PARTNERS:	PACIFIC ENERGY PARTNERS, L.P.
	By:	PACIFIC ENERGY GP, INC. its general partner
		By:	/s/ GERRY TYWONIUK Gerry Tywoniuk, Senior Vice President, Chief Financial Officer
FLEET NATIONAL BANK, Administrative Agent, LC Issuer and a Lender
	By:	/s/ TERRENCE RONAN Terrence Ronan, Managing Director

Signature Page to Fourth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fourth Amendment to Credit Agreement dated as of May 28, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

The Bank of Nova Scotia Name of Lender
By:	/s/ V. GIBSON
	Name:	V. Gibson
	Title:	Assistant Agent

Signature Page to Fourth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fourth Amendment to Credit Agreement dated as of May 28, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

BNP Paribas Name of Lender
By:	/s/ J. ONISCHUK
	Name:	J. Onischuk
	Title:	Director
By:	/s/ MARK A. COX
	Name:	Mark A. Cox
	Title:	Director

Signature Page to Fourth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fourth Amendment to Credit Agreement dated as of May 28, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

Citicorp USA, Inc. Name of Lender
By:	/s/ AMY PINCU
	Name:	Amy Pincu
	Title:	Vice President

Signature Page to Fourth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fourth Amendment to Credit Agreement dated as of May 28, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

Fortis Capital Corp Name of Lender
By:	/s/ DARRELL W. HOLLEY
	Name:	Darrell W. Holley
	Title:	Managing Director
By:	/s/ CASEY LOWARY
	Name:	Casey Lowary
	Title:	Senior Vice President

Signature Page to Fourth Amendment
To Credit Agreement

        In Witness Whereof, the undersigned Lender hereby enters into the Fourth Amendment to Credit Agreement dated as of May 28, 2004 among Pacific Energy Group LLC, Pacific Energy Partners, L.P., Fleet National Bank, as administrative agent, and the Lender's signatory thereto.

U.S.. BANK NATIONAL ASSOCIATION Name of Lender
By:	/s/ MONTE E. DECKERD
	Name:	Monte E. Deckerd
	Title:	Vice President

CONSENT AND AGREEMENT

        The undersigned each hereby consents to the provisions of this Fourth Amendment and the transactions contemplated herein and hereby (a) ratifies and confirms the Guaranty dated as of July 19, 2002, made by it in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity), and the other Loan Documents to which it is a party and (b) agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC MARKETING AND TRANSPORTATION LLC ROCKY MOUNTAIN PIPELINE SYSTEM LLC RANCH PIPELINE LLC
By:	/s/ LYNN T. WOOD Lynn T. Wood, Vice President of each above-named limited liability company

CONSENT AND AGREEMENT

        The undersigned hereby consents to the provisions of this Fourth Amendment and the transactions contemplated herein and hereby (a) ratifies and confirms the Guaranty dated as of July 19, 2002, made by it in favor of FLEET NATIONAL BANK, as administrative agent (in such capacity), and the other Loan Documents to which it is a party and (b) agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC., its general partner
	By:	/s/ LYNN WOOD Lynn Wood, Vice President

QuickLinks

  Exhibit 10.2